PROMISSORY NOTE

Principal: $100,000.00	Fairfax, Virginia
Dated: December 27, 2011

FOR VALUE RECEIVED, Horne International, Inc. (the “ Borrower”)  unconditionally promises to pay to the order of Trevor Foster (the “Lender”), in lawful money of the United States in immediately available funds free and clear of any set off, the principal amount of One Hundred Thousand  Dollars ($100,000.00) paid to the Borrower by Lender, together with interest (calculated on the basis of a 360 day year and the actual number of days elapsed) from December 27, 2011 to the date of repayment in full of the loaned amount plus interest.  The loan to the undersigned shall bear interest at the rate of 7% annum.

Repayment of the principal plus interest shall be due and payable in full not later than two (2) years from the date of this Promissory Note.  Payment shall be due as follows:
(i)  Payments shall be made on the last day of the fiscal quarter as defined herein in equal installments of Twelve Thousand Five Hundred Dollars ($12,500.00) plus accrued interest as described herein.
(ii)           In lieu of cash payments, the Lender shall have the option to convert the entire principal loan balance to Horne International Inc. common stock as described in paragraph 3 of the Loan Agreement between Horne International Inc. and Trevor Foster dated December 27, 2011.  The conversion price shall be equal to the greater of $.10 per share of Horne International Inc. Common Stock or thirty percent (30%) below the market price on the date of conversion.

The Borrower may prepay any part or all of the Loan, including interest, without penalty or premium at any time.

Transfer of this Note shall be subject to prior delivery by the proposed transferee to the Borrower of an opinion of counsel that such transfer is in compliance with all federal and all applicable securities laws. In order to transfer this Note, the Lender, or its duly authorized attorney, shall surrender this Note at the office of the Company, accompanied by an assignment duly executed by the Lender.

Each certificate representing Conversion Shares shall be, stamped or otherwise imprinted with a legend substantially in the following form:

"The securities represented hereby have not been registered under the Securities Act of 1933, as amended or applicable state securities laws and may not be reoffered, sold, transferred, pledged, or otherwise disposed of except pursuant to (1) registration under such act or laws or (2) an opinion of counsel for the Company or other counsel reasonably acceptable to the Company to the effect that such registration is not required."

Loss or Mutilation of Note. Upon receipt by the Borrower of evidence satisfactory to the Borrower of the loss, theft, destruction or mutilation of this Note, together with an indemnity reasonably satisfactory to the Borrower, in the case of loss, theft, or destruction, or the surrender and cancellation of this Note, in the case of mutilation, the Borrower shall execute and deliver to the Lender a new Note of like tenor and denomination as this Note.

Holder not Shareholder. This Note does not confer upon the Holder any right to vote or to consent or to receive notice as a shareholder of Horne International, Inc., as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the conversion hereof.

In the event of default in the payment of any of the installments as herein provided, time being of the essence, the Payee or holder of this note may without notice or demand declare the entire principal sum unpaid, immediately due and payable.

If payment of this note or any portion thereof is not made when due, and any action is brought to enforce collection, the undersigned agrees to pay all costs, including reasonable attorney’s fees incurred by Payee or holder in such action.

THE UNDERSIGNED HEREBY AUTHORIZES ANY ATTORNEY AT LAW TO APPEAR IN ANY COURT OF RECORD IN THE COMMONWEALTH OF VIRGINIA OR ANY OTHER STATE IN THE UNITED STATES, ON DEFAULT IN THE PAYMENT OF ANY INSTALLMENT DUE ON THE ABOVE OBLIGATION, AND WAIVE THE ISSUANCE AND SERVICE OF PROCESS AND CONFESS A JUDGMENT AGAINST THE UNDERSIGNED IN FAVOR OF THE PAYEE OR HOLDER HEREOF FOR THE AMOUNT OF THE NOTE TOGETHER WITH COSTS, INCLUDING REASONABLE ATTORNEY’S FEES

This note shall be governed by the laws of the Commonwealth of Virginia.

[Signature on next page]

BORROWER:

Signature on File /EAuld-Susott
Signature

Evan Auld-Susott, CEO
Printed Name and Title

12/29/2011
Date